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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported):       OCTOBER 28, 1998
                                                  ------------------------------

                            TRANSITION SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                 0-28182                    04-2887598
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(State or other jurisdiction        (Commission                (IRS employer
     of incorporation)              file number)             identification no.)


ONE BOSTON PLACE, BOSTON, MASSACHUSETTS                                 02108
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(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:     (617) 723-4222
                                                    ----------------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)





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ITEM 5.       OTHER EVENTS.

         On October 28, 1998, Transition Systems, Inc. (the "Company") entered into an Agreement and Plan of Reorganization by and among HealthVISION, Inc. ("HealthVISION"), certain stockholders and holders of options and warrants to purchase capital stock of HealthVISION, the Company and HV Acquisition Corp., a wholly owned subsidiary of the Company (the "HealthVISION Merger Agreement"), pursuant to which the Company agreed to complete its acquisition of HealthVISION, subject to the terms and conditions set forth therein. A copy of the HealthVISION Merger Agreement is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

         On October 29, 1998, the Company entered into an Agreement and Plan of Merger by and among Eclipsys Corporation ("Eclipsys"), Exercise Acquisition Corp., a wholly owned subsidiary of Eclipsys, and the Company (the "Eclipsys Merger Agreement"), pursuant to which the Company agreed to be acquired by Eclipsys, subject to the terms and conditions set forth therein. A copy of the Eclipsys Merger Agreement is filed as Exhibit 2.2 to this Current Report and is incorporated herein by reference.


Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.


     Exhibit
     Number       Description
     -------      -----------

         2.1 Agreement and Plan of Reorganization dated as of October 28, 1998, by and among HealthVISION, Inc. ("HealthVISION"), Warburg Pincus Investors, L.P., United Healthcare Services, Inc., HLM Partners V, L.P., HLM Partners VII, L.P., the stockholders and holders of options and warrants to purchase capital stock of HealthVISION named therein, the Company and HV Acquisition Corp.

         2.2 Agreement and Plan of Merger dated as of October 29, 1998, by and among Eclipsys Corporation, Exercise Acquisition Corp. and the Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRANSITION SYSTEMS, INC.



Date: November 9, 1998               By: /s/ Paula J. Malzone
                                         -------------------------------------
                                         Paula J. Malzone
                                         Chief Financial Officer and Treasurer



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                                  EXHIBIT INDEX


                                                                 Page Number in
Exhibit                                                           Sequentially
Number         Description                                       Numbered Copy
------         -----------                                       -------------

  2.1 Agreement and Plan of Reorganization dated as of October 28, 1998, by and among HealthVISION, Inc. ("HealthVISION"), Warburg Pincus Investors, L.P., United Healthcare Services, Inc., HLM Partners V, L.P., HLM Partners VII, L.P., the stockholders and holders of options and warrants to purchase capital stock of HealthVISION named therein, the Company and HV Acquisition Corp.

  2.2 Agreement and Plan of Merger dated as of October 29, 1998, by and among Eclipsys
               Corporation, Exercise Acquisition Corp. and the Company.